Exhibit 99.1

October 13, 2021 Ault Global Holdings, Inc. LD Micro Main Event

SAFE HARBOR

Forward-Looking Statements

This presentation and other written or oral statements made from time to time by representatives of Ault Global Holdings, Inc. (sometimes referred to as "DPW") contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as forecasts for the industry in which we operate, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the "2020 Annual Report") and other information contained in subsequently filed current and periodic reports, each of which is available on our website and on the Securities and Exchange Commission's website (www.sec.gov). Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2020 Annual Report. Should one or more of these risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are based entirely on management's best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products.

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Overview of Company E XECUTIVE S UMMARY Raise capital to fund growth, increase lending activities and make potential acquisitions Shareholder value expected to increase through growth or strategic transactions Current focus on defense and aerospace, power solutions, lending Holding Company structure and focus Strategy • Key business units to operate with more autonomy • Provide the structure to raise, allocate, deploy and manage significant permanent capital • Raise capital to fund growth of subsidiaries • Provide the wherewithal to purchase companies we believe we can operate more effectively than incumbent management • Focus on opportunities with large addressable markets • Gresham Worldwide defense business led by CEO Jonathan Read and Chief Operating Officer Tim Long with announced new board of directors • Turn O n Green TM power solutions, EV charging, and power storage business led by CEO Amos Kohn • Ault Alliance Inc. lending, data center, media, and investments, led by CEO Darren Magot 3

Ault Global Holdings Org Chart E XECUTIVE S UMMARY Who We Are: • Milton “Todd” Ault III – Executive Chairman • William Horne – Chief Executive Officer and Vice Chairman • Kenneth Cragun – Chief Financial Officer • Henry Nisser – President and General Counsel • Darren Magot – CEO of Ault Alliance • Christopher Wu – President of Ault Alliance • David Katzoff – Senior VP of Finance • Douglas Gintz – CTO • Joe Spaziano – CIO • James Turner – Deputy General Counsel & VP of Legal Affairs • Laura Kim – Associate Counsel What It Is: AGH is a holding company managed by a team of seasoned Wall Street professionals with over 75 years of cumulative experience in Private Equity, Venture Capital and Activism Why Ault Global: We are a diversified holding company acquiring undervalued assets and disruptive technologies with a global impact 4 Enertec Systems Microphase Corp RELEC Electronics Gresham Power Systems A ULT M EDIA

Executive Summary

An Overview of DPW's Current Holdings



Defense

Category: High-reliability technology solutions for defense, medical, telecom

Strategy: Raise capital to execute on significant backlog. Possible acquisitions.

Companies:

gresham

Enertec

RELEC



Power Solutions

Category: Power electronics products

Strategy: Continue providing value-added solutions and expand sales and distribution capabilities. Grow new market for EV chargers.

Companies/Brands:

TURN ON GREEN



Financial Services

Category: Licensed California Finance Lender

Strategy: Raise additional capital to fund lending activity and develop FinTech capabilities. Begin loan brokering services under the lender license.

Companies/Initiatives:

Digital Power Lending



Cloud Data Center

Category: Enterprise data center as well as crypto mining.

Strategy: Increase the scale and scope of its cryptocurrency and data center operations.

Companies/Initiatives:

BitNile

Alliance Cloud Services Inc.

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OPERATING COMPANY

Gresham Worldwide – Global Defense










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Salisbury, UK
Shelton, CT
Washington D.C.
Phoenix, AZ
Wareham, UK
Karmiel, Israel

Global Footprint

1. Headquartered in Phoenix, Arizona
2. European defense, naval and power solutions through Gresham Power Electronics Limited, located in Salisbury, UK
3. European supplier of power conversion & display technology for industrial, rail transport & emerging electronic markets through Relec Electronics, Ltd, located in Wareham, UK
4. Israel defense & aerospace combat solutions and medical technology through Enertec Systems 2001 Ltd., located in Karmiel, Israel
5. North America defense & aerospace and telecommunication solutions through Microphase Corp., located in Shelton, CT
6. North America strategic development office

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Overview of Gresham Worldwide Products & Customers O PERATING C OMPANY 7 • Provides high quality, ultra - reliable bespoke technology solutions for mission critical applications • Value - added services and “designed in” custom components/systems to deliver competitive advantage for providers of turnkey platforms and solutions • Narrows field of competition with elegant designs and high - quality products that limit exposure to commodity markets and support enhanced operating margins • Strong, long term relationships with “blue chip” customers in defense, aerospace and commercial sectors across the globe • Customers include Governments and top military contractors • Servicing global customers with global presence : Arizona, Washington D.C. , Connecticut, U.K. and Israel “Blue - Chip” Customers Mission Critical Applications High - quality Solutions Products and Solutions Customers and Relationships

Notable Global Customers O PERATING C OMPANY 8 Navy Hellenic Daewoo Shipyard

Turn O n Green TM – Power Solutions O PERATING C OMPANY 9 • Possesses over 50 years providing advanced - power solutions for demanding applications • Designs and manufactures innovative technologies and products to operate in the harshest environments, critical applications, and life - saving services • Provides comprehensive solutions for global defense and aerospace customers • Specializes in customized engineering solutions for medical , industrial and defense applications • Provides a wide range of Electrical Vehicle Service Equipment (EVSE) • Provides comprehensive home energy storage solutions for power harvest Defense, Medical & Electric Vehicles Mission Critical Applications Innovative Technologies Core Competencies Markets

Operating Company

TurnOnGreen™ EV Charger Product Line

AC & DC Smart Charging Stations

Level 2 Home Charger

Level 3 DC Fast Charger



Level 2 Networked Commercial Charger

- Residential and commercial AC and DC smart charging stations
- Level 2 chargers for home, work, and play
- Level 3 DC fast chargers for a full charge in less than 30 minutes
- Level 2 & 3 hybrid chargers built to fast charge all types of electrical vehicles

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Charging Management Software



- Charging management software
- Member-facing mobile apps (IOS and Android)
- Customized dashboards for charge point operators and fleet management

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Support, Services & Installations



- 24/7 customer service
- Maintenance and warranty plans
- Installation and repair Services

For More Information, Please Visit www.turnongreen.com

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Operating Company

TurnOnGreen™ Defense & Aerospace, Medical, Telecommunications and Industrial Product Line


Medical-grade
Highly-efficient / High-density


Telecommunication broadband
Power supply


Front-end & datacenter power
system


Jet-fighter airborne power system


Industrial computer bus
interconnect Power supply


Highly-efficient Crypto-Mining
Power supply


Missile controls power source


Jet-fighter airborne power system


Medical-grade
Highly-efficient power adaptor


Medical-grade
High-energy laser driver


Military-grade scalable power
system


Modular azimuth position system
for self-propelled guns and
artillery radars

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INVESTMENTS

Alzamend Neuro®, Inc.

Alzamend

"To help the Alzheimer's community by supporting the full product development cycle of treatment and cures for Alzheimer's disease ("AD") driven by the belief that strong support of research is the foundation for true innovation"

- Submitted Pre-IND application for AL001 to the FDA to pursue clinical trial. AL001 is a patented ionic cocrystal technology delivering lithium via a therapeutic crystal-engineered combination of lithium, proline and salicylate, also known as LiProSal, through two royalty-bearing exclusive worldwide licenses from the University of South Florida Research Foundation, Inc. - *July 1, 2021*
- Received "*Study May Proceed*" Letter from FDA for AL001 ("LiProSal") - *July 28, 2021*
- Submitted Pre-IND application for AL002 to the FDA to pursue clinical trial. AL002 is a patented method using a mutant-peptide sensitized cell as a cell-based therapeutic vaccine that seeks to restore the ability of a patient's immunological system to combat Alzheimer's - *July 30, 2021*
- Contracted with Altasciences to Conduct a 6-month Phase 1 Clinical Trial for AL001 for September 2021 - *Aug. 17, 2021*
- Initiation of Phase 1 First In-Human Clinical Trial for AL001 for Alzheimer's disease – *Sept. 13, 2021*
- Received approval of Pre-IND application for AL002 from the FDA to pursue a combined Phase 1 and Phase 2 clinical trial - *Sept. 30, 2021*
- *Projected submission of IND for AL002 – November 15, 2021*
- Projected first report of results from Phase 1 for AL001 - *December 20, 2021*
- Projected start of Combined Phase 1/2 Clinical Trial for AL002 - *First Half of First Quarter 2022*

CAO22W



LiProSal® (LISPRO)



Alzamend

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Ault Alliance Inc. – Lending & Media I NVESTMENTS 13 • On November 30, 2016, we formed Digital Power Lending, a wholly - owned subsidiary. • DP Lending provides commercial loans to companies throughout the United States to provide them with operating capital to finance the growth of their businesses . • California Finance Lending License #60DBO - 77905. • Support messaging for portfolio companies • Capital raising activities • eCommerce initiatives • Digital training products Provide Loans and Broker Loans Opportunity to incubate partner companies Licensed Finance Lender Lending Media

INVESTMENTS

Ault Alliance Inc. – Mining Operations & Data Center

Mining Operations

- The Company took delivery of 1,000 Antminers and are currently being installed at the Michigan Data Center.
- The Company entered a purchase agreement for an additional 3,000 Antminers.
    - Based on current market conditions the installation of all 4,000 Antminers is expected to be completed in July 2022.
- The Company anticipates the gross revenue from its cryptocurrency mining operations to reach an annual run rate of $45 to $50 million based on a $45,000 market price for bitcoin.

Alliance Cloud Services Data Center

RENDERING OF IMPROVEMENTS





RENEWABLE ENERGY RESOURCE INFORMATION

Facility currently receives on avg 5.3% of energy from renewable resources. Energy capacity is more than 50% emission-free. While percentage can fluctuate in either direction, emission-free sources comprises no less than 70% of the total fuel mix at any time.

Typical mix of power includes:

- Coal: 5.3%
- Nuclear: 82.7%
- Renewable (Wind, Solar & Hydro): 5.9%
- Other Market Purchases (varied sources): 6.1%

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INVESTMENTS

Ault Alliance Inc. Overview of Strategic Investments

AULT ALLIANCE, INC.

Biotech

Category: Developing two treatments for Alzheimer's

Background: Alzheimer's Disease is the 6th leading cause of the death in the U. S. Alzamend Neuro is dedicated to researching, developing and commercializing treatment for Alzheimer's and bringing two patented therapeutics into the clinical and commercialization stages.

Company:

Alzamend

Healthcare

Category: Therapeutic targeting glaucoma

Background: Innovative biotech firm that has developed a novel formulation of a sole-sourced synthetic cannabinoid therapeutic targeting glaucoma. Estimated worldwide marketplace of over $4 billion in annual sales for glaucoma eye drop therapeutics.

Company:

ADTECH PHARMA

Advanced Textiles

Category: Revolutionary technology for Textiles

Background: Advanced textile processing using Multiplexed Laser Surface Enhancement. Treats textiles in a cost effective and environmentally sustainable manner. Impact: 99% less energy consumed, 95% reduced chemical usage and 75% less water consumption.

Company:

MTIX INTERNATIONAL

Real Estate

Category: Luxury Hotel development in NYC

Background: Development of a 5-Star ultra luxury hotel operated by a group who are very well-known and successful in the real estate and hospitality business. Located in the in the charming and highly sought- after, landmarked Northern TriBeCa district.

Company:

456 LUX HOTEL

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Q2 2021 Highlights C OMPANY U PDATE 16 □ Revenue of $ 62 . 1 million, an increase of approximately 1050 % from $ 5 . 4 million in the prior second fiscal quarter ; □ Revenue from lending and investing activities of $ 53 . 3 million, due to the allocation of capital to the Company’s wholly owned subsidiary, Digital Power Lending, LLC (“ DP Lending ”) ; □ Revenue from lending and investing activities includes an approximate $ 40 . 3 million gain from the Company’s investment in Alzamend Neuro, Inc . (Nasdaq : ALZN) (“ Alzamend ”), a preclinical stage biopharmaceutical company focused on developing novel products for the treatment of neurodegenerative diseases and psychiatric disorders ; □ Revenue from cryptocurrency mining of $ 291 , 000 as the Company resumed cryptocurrency mining operations with approximately 1 , 000 miners during March 2021 ; □ Income before income taxes of $ 44 . 6 million for the quarter, which represents the second sequential quarter of profitability ; □ Positive working capital of $ 127 . 9 million ; □ Total assets of more than a quarter of a billion dollars ( $ 259 . 1 million) ; and □ Cash of $ 105 . 4 million, marketable securities of $ 30 . 2 million and other investments of $ 81 . 5 million as of June 30 , 2021 .

Key Near - Term Initiatives C OMPANY U PDATE 17 □ Exploring a potential IPO or other transaction to access capital markets for GWW, our defense business; □ Exploring a potential IPO for our power electronics and electric vehicle charger business; □ Completing the initial 30,000 square foot buildout of our Michigan Data Center; □ Ramping up Bitcoin mining operations at our Michigan Data Center; □ Ramping up fulfillment of the $50 million MTIX purchase order for MLSE plasma - laser systems; □ Expanding our loan and investment portfolio at DP Lending; and □ Targeting future acquisitions.

Beneficial Ownership Rights C OMPANY U PDATE 18 The Company has certain beneficial ownership and rights to further invest in Alzamend as follows : □ The Company owns approximately 6 . 7 million shares of Alzamend common stock held by its wholly owned subsidiary, Digital Power Lending, LLC (“DPL”) . □ The Company has the right to acquire 2 . 0 million shares of Alzamend common stock upon the exercise of warrants held by DPL . □ In March 2021 , Alzamend entered into a securities purchase agreement with DPL pursuant to which Alzamend agreed to sell an aggregate of 6 . 7 million shares of its common stock for an aggregate of $ 10 million, or $ 1 . 50 per share, which sales will be made in tranches . Alzamend further agreed to issue to DPL warrants to purchase such number of shares of its common stock equal to 50 % of the shares of common stock purchased under the securities purchase agreement at an exercise price of $ 3 . 00 per share . To date, the Company has purchased 4 . 0 million shares of Alzamend common stock (included in the 6 . 7 million shares of Alzamend common stock held by DPL described above) for $ 6 million . Under the terms of the securities purchase agreement, DPL may purchase an additional 2 . 6 million shares for $ 4 . 0 million . □ Finally, Alzamend agreed that for a period of 18 months following the date of the payment of the final tranche of $ 4 million, DPL will have the right to invest an additional $ 10 million on the same terms, except that no specific milestones have been determined with respect to the additional $ 10 million . Should the Company exercise all warrants and options to invest, it would own approximately 22 . 8 million shares with an average cost of $ 2 . 27 per share of common stock, representing 23 % of Alzamend’s issued and outstanding common stock .

Executive Chairman Commentary C OMPANY U PDATE 19 Ault Global’s Founder and Executive Chairman, Milton “Todd” Ault, III said, “We are in the strongest position of our Company’s 52 - year history as reflected in our financial results for the second quarter of 2021 and the strength of our lending and trading activities at DP Lending, our financial services subsidiary. We believe our current lending and investing pipeline is strong and the future prospects for the Company are promising . We have grown assets to more than a quarter of a billion dollars and are announcing a new goal to grow assets to more than one billion dollars. At that level, we envision allocating $250 million to DP Lending’s operations , $250 million for investment in real estate assets, and $500 million for acquisitions of either profitable companies or distressed companies that we believe we can make profitable.”

Thank You! Comments / Questions October 13, 2021